                                                                    EXHIBIT 23.1






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-49852 and 333-49856) of Dyax Corp. of our report dated February 15, 2001 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 30, 2001